Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – December

Innovator U.S. Equity Power Buffer ETF™ – December

Innovator U.S. Equity Ultra Buffer ETF™ – December

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated March 1, 2022

November 30, 2022

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the outcome period of approximately one year. The current Outcome Period will end on November 30, 2022. Each Fund will commence a new outcome period that will begin on December 1, 2022 and end on November 30, 2023. An investment in each Fund over the course of the outcome period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator U.S. Equity Buffer ETF™ – December	BDEC	Gross: 24.99% Net: 24.20%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 24.99% (prior to taking into account management fees and other fees) and 24.20% (after taking into account management fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) and 8.21% (after taking into account management fees) of SPDR® S&P 500® ETF Trust losses, over the period from December 1, 2022 to November 30, 2023.

Innovator U.S. Equity Power Buffer ETF™ – December	PDEC	Gross: 18.37% Net: 17.58%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 18.37% (prior to taking into account management fees and other fees) and 17.58% (after taking into account management fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) and 14.21% (after taking into account management fees) of SPDR® S&P 500® ETF Trust losses, over the period from December 1, 2022 to November 30, 2023.

Innovator U.S. Equity Ultra Buffer ETF™ – December	UDEC	Gross: 15.70% Net: 14.91%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 15.70% (prior to taking into account management fees and other fees) and 14.91% (after taking into account management fees) while providing a buffer against SPDR® S&P 500® ETF Trust losses of between 5% and 35% (prior to taking into account management fees and other fees) and between 4.21% and 34.21% (after taking into account management fees), over the period from December 1, 2022 to November 30, 2023.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new outcome period: December 1, 2022 through November 30, 2023.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference